EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of February 29, 2016 (this “Amendment”), by and among Fifth Street Holdings L.P., a Delaware limited partnership (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Sumitomo Mitsui Banking Corporation, as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of November 4, 2014 (the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”), by and among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Agent (capitalized terms used but not defined herein having the meanings provided in the Credit Agreement);
WHEREAS, the Borrower wishes to make certain amendments to the Existing Credit Agreement to provide for the incurrence of Permitted Risk Retention Debt (as defined below) and the other modifications to the Existing Credit Agreement set forth herein.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Amendments to Credit Agreement. Effective as of the Effective Date (as defined in Section 3 below), the Existing Credit Agreement is amended as follows:

(a)	Section 1.1 of the Existing Credit Agreement is hereby amended to insert in appropriate alphabetical order the following new definitions:
“Amendment No. 1” means Amendment No. 1 to this Agreement dated as of February 29, 2016.
“CLO Management Subsidiary” means a Subsidiary of the Borrower which engages solely in managing collateralized loan obligations and holding and financing (directly or indirectly) Risk Retention Investments related thereto.
“Permitted Risk Retention Debt” means Debt (including, without limitation, Debt incurred under that certain credit agreement, dated as of September 28, 2015, by and among, Fifth Street CLO Management LLC, as borrower, the lenders party thereto, and Natixis, New York Branch, as agent) incurred by any CLO Management Subsidiary in connection with, or otherwise to finance (directly or indirectly) its holding of Risk Retention Investments; provided that (i) any such Debt is non-recourse to the Borrower and each other Subsidiary (other than such CLO Management Subsidiary) and (ii) the outstanding principal amount thereof shall not exceed $30,000,000 in the aggregate for all CLO Management Subsidiaries at any given time.
“Risk Retention Investments” means Investments in collateralized loan obligations made to comply with any regulatory requirements (including risk retention requirements) applicable to a CLO Management Subsidiary’s management of such collateralized loan obligations.

(b)
The definition of “Adjusted EBITDA” in Section 1.1 of the Existing Credit Agreement is hereby amended to (i) delete “and” at the end of clause (b)(ix) thereof, (ii) insert “and” at the end of clause (b)(x) thereof and (iii) to insert the following new clause (b)(xi) at the end thereof:

“(xi) an amount equal to the Net Income attributable to any CLO Management Subsidiary that is an obligor in connection with any Permitted Risk Retention Debt which is outstanding at any time during such period (to the extent such Net Income is not distributed to a Loan Party during such period).”

(c)	The definition of “Assets Under Management” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting “.” at the end thereof and inserting the following in place thereof:
“; provided, that the assets under management of any CLO Management Subsidiary and material control investments thereof shall be excluded from the calculation of Assets Under Management.”

(d)
The definition of “Interest Expense” in Section 1.1 of the Existing Credit Agreement is hereby amended to insert the following phrase immediately after first and second occurrence of “Debt”: “(excluding Permitted Risk Retention Debt)”.

(e)
The definition of “Permitted Investments” in Section 1.1 of the Existing Credit Agreement is hereby amended to (i) delete “and” at the end of clause (r) thereof and (ii) delete the “.” at the end of clause (s) thereof and insert the following in place thereof:

“; and (t) Risk Retention Investments.”

(f)	The definition of “Permitted Liens” in Section 1.1 of the Existing Credit Agreement is hereby amended to delete the “.” at the end thereof and insert the following in place thereof:
“ and (s) Liens granted by a CLO Management Subsidiary on Risk Retention Investments (and its related assets, including Management Fees received by such CLO Management Subsidiary) securing Permitted Risk Retention Debt of such CLO Management Subsidiary.”

(g)
Section 3.2 of the Existing Credit Agreement is hereby amended to (i) delete “and” at the end of clause (d) thereof, (ii) to delete “.” at the end of clause (e) thereof and replace it with “;” and (iii) to insert the following clauses (f) and (g) at the end thereof:

“(f) the Agent shall have received a Compliance Certificate duly executed by the chief financial officer of the Borrower demonstrating pro forma compliance with the financial covenants set forth in Sections 6.12(b) and (d), giving pro forma effect to the incurrence of such Loan; and
(g) the Agent shall have received a certification, duly executed by the chief financial officer of the Borrower that, to the knowledge of such officer as of the date such extension of credit, there has not occurred, since the date of the most recent Compliance Certificate delivered pursuant to Section 5.2(d), any event or events which in the aggregate could be reasonably expected to result in an Event of Default pursuant to Sections 6.12(a), 6.12(c) and/or 7.1(o).”

(h)	The lead-in to Article IV of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“On the dates required pursuant to Section 3.1 or 3.2, as applicable, the Borrower represents and warrants to the Lenders that:”

(i)
Section 5.2 of the Existing Credit Agreement is hereby amended to (i) delete “and” at the end of clause (l)(ii) thereof, (ii) insert “; and” at the end of clause (m) thereof and (iii) insert the follow clause (n) at the end thereof:

“(n) as soon as available and in any event no later than 90 days after the beginning of each fiscal year (starting with fiscal year 2017), financial projections, prepared by management of Holdings, on an annual basis for such fiscal year, in substantially similar detail to the projections delivered pursuant to Section 3(e) of Amendment No. 1.”

(j)
Section 6.1 of the Existing Credit Agreement is hereby amended to (i) delete “and” at the end of clause (n) thereof, (ii) delete “.” at the end of clause (o) thereof and insert “; and” in place thereof and (iii) insert the following clause (p) at the end thereof:

“(p) Permitted Risk Retention Debt;”

(k)	Section 6.4(w) of the Existing Credit Agreement is amended to insert “or an Unmatured Event of Default” immediately after “Event of Default”.

(l)	Section 6.12(b)(i) of the Existing Credit Agreement is amended to insert the following phrase immediately after “Debt”: “(excluding Permitted Risk Retention Debt)”.

(m)	Section 2(a) of Schedule 3 of Exhibit C to the Existing Credit Agreement is amended to insert the following phrase immediately after “Debt”: “(excluding Permitted Risk Retention Debt)”.

(n)
The last paragraph of Exhibit R-2 to the Existing Credit Agreement is amended to (i) delete “and” at the end of clause (2) thereof, (ii) delete “.” at the end of clause (3) thereof and insert “; and” in place thereof and (iii) insert the following clause (4) at the end thereof:

“(4) to the knowledge of the Borrower, there has not occurred, since the date of the most recent Compliance Certificate delivered pursuant to Section 5.2(d) of the Credit Agreement, any event or events which in the aggregate could be reasonably expected to result in an Event of Default pursuant to Sections 6.12(a), 6.12(c) and/or 7.1(o) of the Credit Agreement.”

2.
Commitment Reduction. The Lenders party hereto and the Borrower agree that on the Effective Date, (a) the Borrower shall be deemed to have reduced, pursuant to Section 2.9(c) of the Credit Agreement, the Revolver Commitments by $30,000,000 (the “Revolver Commitment Reduction”) and (b) after giving effect to the Revolver Commitment Reduction, the Revolver Commitments shall be $146,000,000 (and the notice requirement in Section 2.9(c) of the Credit Agreement is hereby waived).

3.
Effective Date Conditions. This Amendment will become effective on the date (the “Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms herein:

(a)	the Agent shall have received counterparts of this Amendment executed by (i) the Lenders representing the Required Lenders and (ii) the Borrower and each other Loan Party;

(b)
to the extent invoiced at least three Business Days prior to the Effective Date, the Borrower shall have paid all Lender Group Expenses incurred in connection with the Amendment in accordance with Section 8.1 of the Existing Credit Agreement;

(c)
the Agent shall have received a customary officer certificate in form and substance reasonably satisfactory to the Agent signed by a Financial Officer of the Borrower certifying as to the accuracy of each of the representations and warranties in Section 4;

(d)
the Agent shall have received a Compliance Certificate (as amended by this Amendment) duly executed by the chief financial officer of the Borrower demonstrating, to the Borrower’s knowledge and as of the date of such certificate, pro forma compliance with each financial covenant in Section 6.12 of the Existing Credit Agreement based on the December 31, 2015 internal management financials prepared in good faith;

(e)
the Agent and Lenders shall have received financial projections from the date of the most recent financial statements delivered pursuant to Section 5.2 of the Existing Credit Agreement through the Maturity Date, prepared in reasonable detail and setting forth, with appropriate discussion, the principal assumptions on which such projections are based; and

(f)
the Agent and Lenders shall have received such other information as may be reasonably requested by any of them at least three Business Days prior to the Effective Date (including with respect to the FSC proxy contest).

4.	Representations and Warranties. By its execution of this Amendment, each Loan Party hereby represents and warrants that:

(a)
The Borrower has all requisite limited partnership power to execute and deliver this Amendment. Each Guarantor has all requisite limited liability company, corporate, or limited partnership power to execute and deliver this Amendment. The execution, delivery, and performance of this Amendment have been duly authorized by the Borrower and all necessary limited partnership action in respect thereof has been taken, and the execution, delivery, and performance thereof do not require any consent or approval of any other Person that has not been obtained. The execution, delivery, and performance of this Amendment have been duly authorized by each Guarantor and all necessary limited liability company, corporate, or limited partnership action in respect thereof has been taken, and the execution, delivery, and performance of this Amendment do not require any consent or approval of any other Person that has not been obtained.

(b)
This Amendment, when executed and delivered by the Borrower, will constitute, the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, and this Amendment, when executed and delivered by the Guarantors will constitute, the legal, valid, and binding obligations of the Guarantors enforceable against the Guarantors in accordance with their terms, in each case except as the enforceability hereof or thereof may be affected by: (i) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally, and (ii) equitable principles of general applicability.

(c)
The execution, delivery, and performance by the Borrower of this Amendment, and the execution, delivery and performance by each of the Guarantors of this Amendment, do not and will not: (i) violate (A) any provision of any federal (including the Exchange Act), state, or local law, rule, or regulation (including Regulations T, U, and X of the Federal Reserve Board) binding on any Loan Party, (B) any order of any domestic governmental authority, court, arbitration board, or tribunal binding on any Loan Party, or (C) the Governing Documents of any Loan Party, or (ii) contravene any provisions of, result in a breach of, constitute (with the giving of notice or the lapse of time) a default under, or result in the creation of any Lien upon any of the Assets of any Loan Party pursuant to, any Contractual Obligation of any Loan Party, or (iii) require termination of any Contractual Obligation of any Loan Party, or (iv) constitute a tortious interference with any Contractual Obligation of any Loan Party.

(d)
The representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date (provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects on such respective dates);

(e)	No Event of Default or Unmatured Event of Default has occurred and is continuing on the Effective Date, nor will result from the transactions contemplated hereby on the Effective Date;

5.	Reference to and Effect on Loan Documents; Reaffirmation of the Loan Parties.

(a)
On and after the Effective Date, each reference in the Credit Agreement and the other Loan Documents to any of the Loan Documents, “this Agreement”, “hereunder”, “hereof’ or words of like import referring to any Loan Document shall mean and be a reference to the applicable Loan Document, as specifically amended by this Amendment.

(b)
Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party (whether as Borrower or Guarantor) are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment.

6.	Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 11.2 of the Credit Agreement.

7.
Complete Agreement. This Amendment, the Credit Agreement, together with the schedules and exhibits thereto and the other Loan Documents, is intended by the parties hereto as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement with respect to the subject matter of this Amendment and shall not be contradicted or qualified by any other agreement, oral or written, before the Effective Date.

8.
GOVERNING LAW. EXCEPT AS SPECIFICALLY SET FORTH IN ANY OTHER LOAN DOCUMENT: (A) THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK; AND (B) THE VALIDITY OF THIS AMENDMENT, AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

9.
Severability. To the extent permitted by applicable law, any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

10.
Execution in Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

11.
WAIVER OF JURY TRIAL. THE BORROWER AND EACH MEMBER OF THE LENDER GROUP PARTY HERETO, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AMENDENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE BORROWER AND EACH MEMBER OF THE LENDER GROUP PARTY HERETO HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 11 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

12.	Loan Document. On and after the Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
[signature pages to follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.
FIFTH STREET HOLDINGS L.P., as the Borrower
By:
Name:
Title:

FSCO GP LLC,
as a Guarantor
By:
Name:
Title:

FIFTH STREET MANAGEMENT LLC,
as a Guarantor
By:
Name:
Title:

FIFTH STREET EIV, LLC,
as a Guarantor

By: FIFTH STREET MANAGEMENT LLC,
its Manager
By:
Name:
Title:

FSC CT LLC,
as a Guarantor
By:
Name:
Title:

FIFTH STREET CAPITAL LLC, as a Guarantor
By:
Name:
Title:

FSC LLC,
as a Guarantor
By:
Name:
Title:

FSC MIDWEST LLC,
as a Guarantor
By:
Name:
Title:

FIFTH STREET CAPITAL WEST LLC,
as a Guarantor
By:
Name:
Title:

FIFTH STREET CLO MANAGEMENT LLC,
as a Guarantor
By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION,
as the Agent and a Lender
By:
Name:
Title:

[OTHER LENDERS],
as a Lender
By:
Name:
Title:

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